BayFirst Financial Corp. (NASDAQ:BAFN) 2024 – Fourth Quarter Results (Unaudited)

22 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, weather events, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER COMMUNITY BANKING FRANCHISE IN THE TAMPA BAY- SARASOTA REGION(1) HOW WE RANK 2 ASSET SIZE BILLION TOTAL ASSETS (2)$1.29 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION BY UNITS (3) #9 ASSET GROWTH ASSET GROWTH SINCE DEC 31, 2019(2)143% (1) Deposit ranking of banks with assets less than $10B headquartered in the Tampa-Sarasota region as of September 30, 2024 from Uniform Bank Performance Reports (2) Financial data as of December 31, 2024 (3) As of SBA’s quarter ended December 31, 2024 (4) Forbes America’s Best in State Banks list published June 18, 2024 NET INTEREST MARGIN BASIS POINT IMPROVEMENT FROM THE PREVIOUS QUARTER26 DEPOSITS $158.1MILLION IN TOTAL DEPOSIT GROWTH OVER THE PAST YEAR(2) COMMUNITY BANKING Named the Best Bank in Florida in 2024(4)

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 4 KEY INVESTMENT POINTS Second largest community bank (deposits) based in attractive Tampa Bay-Sarasota region(1) Total asset growth of 143% since YE2019 Innovative technology driven bank planning for the future of banking Among the nation’s top SBA loan originators Deposit growth of 16% over last twelve months Experienced management team with strong insider ownership of 14% ✔ ✔ ✔ ✔ ✔ ✔ ✔ The Company has continuously paid quarterly common stock cash dividends since 2016 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa-Sarasota region as of September 30, 2024 from Uniform Bank Performance Reports

55 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION CONVENIENT AND ATTRACTIVE BANKING CENTER FRANCHISE IN TAMPA BAY-SARASOTA REGION

6 • Advanced technology platform to support innovative products and services while improving efficiencies • PowerLOS is an automated, highly scalable SBA and commercial loan origination system • Working with FinTechs to offer new and innovative services through Mulesoft API platform • 12 banking centers in Tampa Bay- Sarasota region • Full suite of commercial and consumer loan and deposit products to meet the needs of Tampa Bay individuals, families and small businesses • BayFirst’s in-house government guaranteed banking platform • #9 SBA lender in units and #16 in dollars as of SBA's quarter ended 12/31/24 ◦ Small Loan Balance program: ▪ Includes our Bolt loans up to $150K, with up to 85% SBA government guarantee • Core program: ▪ Traditional SBA loans over $150K and up to $5 million ▪ Supports organic loan generation through sales team and partners COMMUNITY BANKING TECHNOLOGY FOCUSED INNOVATIVE COMMUNITY BANK Technology focused community bank with diversified revenue streams GOVERNMENT GUARANTEED BANKING

7 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of December 31, 2024 26.2% 17.3% 14.0% 24.1% 6.0% 3.1% 0.5% 8.8% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $159 million during the quarter and $701 million for the year • Loans held for investment grew $24 million during the quarter and $151 million for the year

8 SOLID DEPOSIT COMPOSITION Deposit Portfolio Composition as of December 31, 2024 • Total Deposits grew $31 million for the quarter and $158 million during the year • Approximately 74% of deposits are insured as of December 31, 2024 • Minimal use of short-term brokered deposits ($112 million as of December 31, 2024) • Grew number of checking accounts by 16% YTD Noninterest Bearing Transaction, 8.9% Interest Bearing Transaction, 22.5% Savings & Money Market, 41.5% Time Deposits, 27.1% Deposit Highlights

9 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of December 31, 2024 (fair market value, in thousands) Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (0.3% of total assets) • Other Comprehensive Loss of $3.0 million reduced Tangible Book Value by $0.72 as of December 31, 2024 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $12 thousand Asset-backed securities, $4,990 MBS: U.S. Government- sponsored enterprises, $7,130 CMO: U.S. Government- sponsored enterprises, $15,286 Corporate bonds, $8,885

10 2025 INITIATIVES Get ready to SOAR: • Strive for operational excellence • Optimize our technology platform to be more data driven • Accelerate our focus on business banking • Realign and diversify our sources of revenue

11 Q4 2024 For the Three Months Ended ($000s) 12/31/2024 9/30/2024 Increase/ (Decrease) 12/31/2023 Increase/ (Decrease) Interest income $ 21,754 $ 21,442 $ 312 $ 18,854 $ 2,900 Interest expense 11,101 11,993 (892) 9,977 1,124 Net interest income 10,653 9,449 1,204 8,877 1,776 Provision for credit losses 4,546 3,122 1,424 2,737 1,809 Noninterest income 22,276 12,272 10,004 14,691 7,585 Noninterest expense 15,335 17,064 (1,729) 18,466 (3,131) Income tax expense 3,272 398 2,874 704 2,568 Net income from continuing operations 9,776 1,137 8,639 1,661 8,115 Net income (loss) from discontinued operations — — — (6) 6 Net income 9,776 1,137 8,639 1,655 8,121 Preferred dividends 385 385 — 341 44 Net income available to common shareholders $ 9,391 $ 752 $ 8,639 $ 1,314 $ 8,077

12 Q4 2024 Year Ended December 31, ($000s) 2024 2023 Increase/ (Decrease) Interest income $ 82,810 $ 68,517 $ 14,293 Interest expense 44,784 32,086 12,698 Net interest income 38,026 36,431 1,595 Provision for credit losses 14,726 10,445 4,281 Noninterest income 60,469 49,755 10,714 Noninterest expense 66,782 67,707 (925) Income tax expense 4,315 2,119 2,196 Net income from continuing operations 12,672 5,915 6,757 Net income (loss) from discontinued operations (69) (213) 144 Net income 12,603 5,702 6,901 Preferred dividends 1,541 965 576 Net income available to common shareholders $ 11,062 $ 4,737 $ 6,325

13 Q4 2024 As of and For the Three Months Ended As of and For the Year Ended 12/31/2024 9/30/2024 12/31/2023 12/31/2024 12/31/2023 Return on average assets(1) 3.07% 0.37% 0.60% 1.05% 0.54 % Return on average common equity(1) 42.71% 3.48% 6.37% 12.84% 5.87 % Tangible book value per common share $ 22.95 $ 20.86 $ 20.60 $ 22.95 $ 20.60 Diluted earnings per common share $ 2.11 $ 0.18 $ 0.32 $ 2.62 $ 1.12 Dividend payout ratio 3.52% 43.98% 25.03% 11.96% 27.70 % Total Capital (to risk-weighted assets)(2) 12.14% 11.39% 13.03% 12.14% 13.03 % Common Equity Tier 1 Capital (to risk- weighted assets)(2) 10.89% 10.14% 11.77% 10.89% 11.77 % Tier 1 Capital (to total assets)(2) 8.82% 8.41% 9.38% 8.82% 9.38 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment(3) 1.35% 1.15% 1.00% 1.35% 1.00 % ACL/Total loans held for investment at amortized cost 1.54% 1.48% 1.64% 1.54% 1.64% (1) Annualized (2) Capital Ratios are at the Bank (3) Excludes loans measured at fair value

14 $85 $85 $85 $86 $95 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued sustainable growth STRATEGIC GROWTH Total Assets ($M) Total Loans HFI ($M) Total Deposits ($M) Tangible Common Equity ($M) $1,118 $1,144 $1,218 $1,245 $1,288 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $916 $935 $1,008 $1,042 $1,067 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $985 $1,007 $1,042 $1,112 $1,143 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400

15 SUMMARY OF KEY RATIOS ROAA (%)(1) ROATCE (%)(1) Net Interest Margin (%)(1) Noninterest Income / Total Revenue from Continuing Operations 0.60% 0.29% 0.29% 0.37% 0.34% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.00% 0.25% 0.50% 0.75% 6.37% 2.06% 2.26% 3.48% 4.93% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.00% 2.50% 5.00% 7.50% 3.48% 3.42% 3.43% 3.34% 3.60% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 62.33% 62.01% 55.93% 56.50% 49.94% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 20% 30% 40% 50% 60% 70% (1) Annualized (2) Excludes gain on sale of premises and equipment of $11,649 ($8,692, net of tax) related to sale-leaseback transaction (2) (2) (2)

16 TANGIBLE BOOK VALUE PER COMMON SHARE $20.60 $20.45 $20.54 $20.86 $22.95 Tangible Book Value Per Common Share Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $10 $13 $15 $18 $20 $23 $25

17 $145 $131 $99 $94 $108 849 809 603 553 543 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $0 $25 $50 $75 $100 $125 $150 500 550 600 650 700 750 800 850 900 • Nationally ranked #9 in total SBA units and #16 in dollars for the SBA’s quarter ended December 31, 2024 • Strategic initiative to expand USDA business and industry lending program: a total of 3 experienced USDA lenders to support this effort • Total Q4 2024 government guaranteed loan production decreased 25.6% from Q4 2023 as a result of tighter credit underwriting standards • The Company’s specialty Bolt program, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $741.5 million, including $64.8 million in Q4 2024 ◦ New automation program launched through proprietary loan origination system PowerLOS and Open API, allowing increased volume and efficiency while limiting additional staff GOVERNMENT GUARANTEED BANKING Q4 2024 Highlights Government Guaranteed Loan Amount ($M) and Unit Volume

18 $1,252 $1,326 $1,358 $1,405 $1,483 $396 $375 $392 $395 $426 $856 $951 $966 $1,010 $1,057 HFI Government Guaranteed Loans (1) Government Guaranteed Loans Serviced for Others 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 Government Guaranteed Loans Guaranteed Loans HFI and Loans Serviced for Others ($M) (1) Excludes PPP loans

19 Quarter Ended ($000s) 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 SBA 7(a) $ 33,115 $ 29,967 $ 24,624 $ 26,982 $ 23,447 SBA 504 482 2,419 2,593 1,359 1,982 USDA 9,080 — — 800 17,450 Bolt 102,264 98,170 71,459 65,218 64,905 Total $ 144,941 $ 130,556 $ 98,676 $ 94,359 $ 107,784 GOVERNMENT GUARANTEED LOAN ORIGINATIONS

20 ASSET QUALITY Strong reserve well-positioned to withstand volatility in economic conditions 1.27% 1.71% 1.45% 1.16% 1.34% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/Total average loans HFI at amortized cost ACL/Total loans held for investment at amortized cost 1.64% 1.62% 1.50% 1.48% 1.54% 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 0.0% 0.5% 1.0% 1.5% 2.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(1)(2) 163.32% 183.75% 171.88% 129.06% 114.31% 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 0.0% 50.0% 100.0% 150.0% 200.0% 2.02% 1.76% 1.84% 1.92% 2.04% 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 0.0% 1.0% 2.0% 3.0% (1) Excludes government guaranteed balances (2) Excludes loans measured at fair value

21 Quarter ended ($000s) 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 Ending balance $ 17,027 $ 14,345 $ 12,012 $ 10,100 $ 8,343 30-89 days past due 1,021 718 572 445 403 90+ days past due 258 170 137 234 186 Net charge-offs 896 770 576 305 394 Net charge-offs to average loans (annualized) 19.32% 19.53% 17.40% 11.04% 17.05 % UPGRADE CONSUMER LOANS Purchased unsecured consumer loans (no purchases after 2022: additional purchases are not planned)

22 COMMUNITY BANKING PERFORMANCE Q4 2024 Loan Production Summary: ▪ Loan production during the quarter was $51.0 million(1) ▪ Loans held for investment, including government guaranteed loans, increased by a net $24.8 million QoQ Q4 2024 Deposit Summary: ▪ Deposit balances increased $31.0 million QoQ ▪ Deposit portfolio decreased slightly by 1.1% in number of accounts (to 20,942 accounts totaling $1.14 billion) QoQ Customer Commitment: • Named the Best Bank in Florida in 2024(3) Q4 2024 Highlights Banking Center & Deposits ($ in 000s) Total Deposits # Branch Year Opened 12/31/2024 12/31/2023 12/31/2022 1 St. Petersburg(2) 2017 $ 323,294 $ 265,715 $ 246,813 2 Seminole 1999 156,344 143,073 131,257 3 Pinellas Park 2005 101,563 96,019 69,976 4 Downtown Sarasota 2018 179,252 164,594 159,302 5 Countryside 2018 59,228 59,172 66,827 6 West Tampa 2020 108,912 102,958 68,834 7 Belleair Bluffs 2021 52,134 38,531 31,011 8 West Bradenton 2022 60,011 54,307 21,050 9 Carrollwood 2023 51,082 39,341 — 10 Bee Ridge 2023 30,325 21,426 — 11 North Sarasota 2023 1,305 2 — 12 South Tamiami Trail 2024 19,779 — — Total Branches (12) $ 1,143,229 $ 985,138 $ 795,070 (1) Excludes government guaranteed loan production (2) St. Petersburg branch deposits include other deposits generated by Government Guaranteed Banking, Cash Management, Corporate Treasury, and Virtual (3) Forbes America’s Best in State Banks list published June 18, 2024

APPENDIX

24 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,132,986 as of 1/24/25 Source: S&P Capital IQ Pro Vanguard Group Inc., 1.39% First Manhattan Co., 3.36% 1st & Main Growth Partners, 3.64% All Other Institutions, 5.78% Mark S. Berset, 6.79% All Other Directors/ Executive Officers, 7.49% Public/Other, 71.55%

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 25 DEPOSITS IN TAMPA BAY-SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa-Sarasota Region) Note: Deposit data as of June 30, 2024 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,727 13 $210 2 BayFirst National Bank 1,112 12 93 3 Flagship Bank 568 6 95 4 Climate First 782 3 261 5 TCM Bank NA 264 1 264 6 Gulfside Bank 253 1 253 7 Central Bank 264 4 66 8 Waterfall Bank 221 1 221 9 Century Bank of Florida 92 1 92

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 26 LIQUIDITY SOURCES • Available Liquidity ◦ $80 million in cash and due from other banks ◦ $36 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $185 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $50 million available at the Federal Reserve Bank based on pledged loans ◦ $50 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $81 million in brokered deposits (1) ◦ Up to $386 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of December 31, 2024

27 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018 • Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions • B.S. in Accounting from the University of Kentucky • Joined BayFirst in Q1 2016 • Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI) • B.A. in Business Administration from University of Notre Dame Robin Oliver Thomas G. Zernick Chief Executive Officer & Director of BayFirst and the Bank President & Chief Operating Officer of BayFirst and the Bank 27 Scott J. McKim EVP, Chief Financial Officer of BayFirst and the Bank • Joined BayFirst in July 2023 • Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares • B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

28 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions • B.B.S from The University of Florida and M.B.A from The University of Tampa Brandi Jaber Susan Khayat EVP, Chief Production Officer EVP, Chief Credit Officer 28 Nick Smith EVP, Chief Human Resources Officer • Prior to joining the BayFirst HR team in January 2021, Nick served in leadership roles in the finance, aerospace, and pulp and paper industries. • BA from Murray State University and his MBA from University of Southern Indiana • Joined BayFirst in 2018 • Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development • B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison Thomas Quale EVP, Chief Lending Officer and Market President • Prior to joining BayFirst in 2025, Ms. Khayat served as Chief Credit Officer at Fieldpoint Private Bank and assisted Price Waterhouse Coopers with compliance risk reviews while contracted with MBO Partners in Atlanta and has served as Chief Risk Officer and Chief Credit Officer at other community banks and worked many years as a bank regulator with the US Department of the Treasury • Ms. Khayat received her BBA in Finance from Mercer University